UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	February 28, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

EMERGING MARKETS INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2011

Schedule of investments (unaudited)

February 28, 2011

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 55.9%
Argentina — 5.3%
Republic of Argentina	7.820%	12/31/33	$9,728,070	EUR	$9,732,580	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	19,571,590	EUR	3,578,535	(a)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	3,195,000		488,835	(a)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,591,468
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,906,650
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	250,661
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,334,544		4,388,726
Total Argentina					21,937,455
Brazil — 6.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,834,000	BRL	1,034,466
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	32,295,000	BRL	17,521,037
Federative Republic of Brazil	7.125%	1/20/37	5,867,000		6,952,395
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	778		916
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	910,000		928,200
Total Brazil					26,437,014
Chile — 0.4%
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,708,875
Colombia — 4.3%
Republic of Colombia	7.375%	9/18/37	9,361,000		11,092,785
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		773,300
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		5,911,200
Total Colombia					17,777,285
Hungary — 0.8%
Republic of Hungary, Senior Notes	6.250%	1/29/20	3,090,000		3,180,253
Indonesia — 3.3%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	2,220,000		2,530,800	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,345,169
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	21,720,000,000	IDR	2,747,586
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	21,034,000,000	IDR	2,464,122
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,805,000		1,959,385	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	25,039,000,000	IDR	2,706,386
Total Indonesia					13,753,448
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	10,490,000	MYR	3,493,966
Mexico — 3.9%
Mexican Bonos, Bonds	8.000%	6/11/20	72,825,000	MXN	6,267,505
United Mexican States	8.125%	12/30/19	6,224,000		8,028,960
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	1,937,933
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,100
Total Mexico					16,238,498
Panama — 1.9%
Republic of Panama	7.250%	3/15/15	1,664,000		1,940,224
Republic of Panama	9.375%	4/1/29	1,603,000		2,252,215
Republic of Panama	6.700%	1/26/36	3,520,000		3,889,600
Total Panama					8,082,039
Peru — 3.9%
Republic of Peru	8.750%	11/21/33	4,715,000		6,388,825
Republic of Peru, Bonds	7.840%	8/12/20	8,219,000	PEN	3,339,035
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000		1,193,400
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,213,750
Total Peru					16,135,010
Poland — 1.9%
Republic of Poland, Bonds	5.500%	4/25/15	17,450,000	PLN	6,043,720

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Poland — continued
Republic of Poland, Senior Notes	6.375%	7/15/19	$1,840,000	$2,055,274
Total Poland				8,098,994
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,080,000	1,112,400	(b)
Russia — 7.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000	1,109,268	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,147,600	(b)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000	154,550	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000	1,070,865	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	23,167,075	26,850,640	(b)
Total Russia				30,332,923
Turkey — 7.9%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000	2,763,750
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000	820,000
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	5,448,870
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	114,750
Republic of Turkey, Senior Notes	6.875%	3/17/36	23,290,000	23,930,475
Total Turkey				33,077,845
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	860,000	927,310	(b)
Venezuela — 7.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	15,166,000	10,957,435	(b)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,291,200	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	558,867
Bolivarian Republic of Venezuela, Collective Action Securities	1.303%	4/20/11	3,192,000	3,176,040	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000	4,868,228
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,800,000	3,771,500
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	5,914,149
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	500,000	360,500
Total Venezuela				30,897,919
TOTAL SOVEREIGN BONDS (Cost — $220,451,924)				233,191,234
COLLATERALIZED SENIOR LOANS — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Ashmore Energy International, Synthetic Revolving Credit Facility (Cost - $230,039)	3.289%	3/30/14	248,796	249,418	(c)
CORPORATE BONDS & NOTES — 40.6%
CONSUMER DISCRETIONARY — 3.3%
Media — 3.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000	935,280	(b)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000	118,800	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	4,050,000	4,328,794
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	4,900,000	5,458,747
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	2,690,000	3,133,850
TOTAL CONSUMER DISCRETIONARY				13,975,471
ENERGY — 17.2%
Oil, Gas & Consumable Fuels — 17.2%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,648,723	2,798,990	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,022,500
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	5,962,957	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	$910,000	$1,008,963	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,339,000	4,458,322	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	1,867,500	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000	1,990,200	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	974,000	1,042,180	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	6,187,580
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	3,859,550
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,560,000	1,604,218
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	155,025
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,145,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,131,500	(b)
Petronas Capital Ltd.	5.250%	8/12/19	8,980,000	9,601,964	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,551,448	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	2,737,600	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	2,640,000	2,820,341	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,105,757	(b)
TNK-BP Finance SA	6.625%	3/20/17	2,387,000	2,554,090	(b)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	1,165,000	1,270,141	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,158,988	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	310,000	353,028	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	218,000	248,258	(b)
TOTAL ENERGY				71,636,600
FINANCIALS — 0.9%
Commercial Banks — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,080,000	1,013,814	(b)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000	452,106	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	570,000	566,909	(a)(b)
Total Commercial Banks				2,032,829
Diversified Financial Services — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,699,850	(b)
TOTAL FINANCIALS				3,732,679
INDUSTRIALS — 1.3%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	730,000	814,862	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	462,000	515,708	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	858,600	(b)
Total Building Products				2,189,170
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	560,000	609,000	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,647,400	(b)
Total Construction & Engineering				3,256,400
TOTAL INDUSTRIALS				5,445,570
MATERIALS — 7.6%
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	2,260,000	2,188,810	(b)
Metals & Mining — 5.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000	1,128,297	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,083,750	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,060,375	(b)
Evraz Group SA, Notes	8.875%	4/24/13	2,265,000	2,474,513	(b)
Evraz Group SA, Notes	8.875%	4/24/13	230,000	251,850	(b)
Evraz Group SA, Notes	8.250%	11/10/15	500,000	545,750	(b)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	933,525	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	825,472
Southern Copper Corp., Senior Notes	6.750%	4/16/40	960,000	1,002,456
Vale Overseas Ltd., Notes	8.250%	1/17/34	6,656,000	8,157,015
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,339,000	2,517,835

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	$3,880,000	$4,151,600	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	398,232	(b)
Total Metals & Mining				24,530,670
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,932,000	2,189,794
Empresas CMPC SA, Notes	4.750%	1/19/18	1,020,000	984,199	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	950,000	1,016,500	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	610,000	604,553	(b)
Total Paper & Forest Products				4,795,046
TOTAL MATERIALS				31,514,526
TELECOMMUNICATION SERVICES — 7.6%
Diversified Telecommunication Services — 4.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,540,000	8,155,700	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	396,000	377,190	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,458,000	1,410,615	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	853,946	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,550,400	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	725,985	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	814,725	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	207,260	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,457,929	(b)
Total Diversified Telecommunication Services				19,553,750
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,878,000	2,058,855
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,403,350	(b)
True Move Co., Ltd.	10.750%	12/16/13	430,000	462,250	(b)
True Move Co., Ltd.	10.375%	8/1/14	2,340,000	2,503,800	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	5,310,000	5,708,250	(b)
Total Wireless Telecommunication Services				12,136,505
TOTAL TELECOMMUNICATION SERVICES				31,690,255
UTILITIES — 2.7%
Electric Utilities — 1.8%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,860,000	2,064,600	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	900,000	999,000	(b)
EEB International Ltd.	8.750%	10/31/14	720,000	779,400	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,120,000	1,212,400	(b)
Eskom Holdings Ltd., Senior Bonds	5.750%	1/26/21	390,000	390,975	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,231,025	(b)
Total Electric Utilities				7,677,400
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,674,188	(b)
Multi-Utilities — 0.5%
E-CL SA, Notes	5.625%	1/15/21	1,070,000	1,054,105	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	987,450	(b)
Total Multi-Utilities				2,041,555
TOTAL UTILITIES				11,393,143
TOTAL CORPORATE BONDS & NOTES (Cost — $157,057,048)				169,388,244

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $356,500)		4/15/20	11,500	319,125	*
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $378,095,511)				403,148,021

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 1.4%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/9/11	$15,000	$14,997	(d)(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	195,000	194,967	(d)(e)
Total U.S. Government Agencies (Cost — $209,905)				209,964
Repurchase Agreements — 1.3%
Morgan Stanley tri-party repurchase agreement dated 2/28/11; Proceeds at maturity - $5,746,024; (Fully collateralized by U.S. government agency obligations, 2.25% due 12/21/15; Market value - $5,861,348) (Cost - $5,746,000)	0.150%	3/1/11	5,746,000	5,746,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $5,955,905)				5,955,964
TOTAL INVESTMENTS — 98.1% (Cost — $384,051,416#)				409,103,985
Other Assets in Excess of Liabilities — 1.9%				8,121,452
TOTAL NET ASSETS — 100.0%				$417,225,437

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(d)	Rate shown represents yield-to-maturity.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	- Brazilian Real
EUR	- Euro
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol
PLN	- Polish Zloty

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Summary of Investments by Country **
Mexico	13.1%
Brazil	12.3
Russia	11.6
Turkey	8.1
Venezuela	7.6
Argentina	6.1
Colombia	5.8
Peru	3.9
Malaysia	3.6
Indonesia	3.4
Chile	2.4
Cayman Islands	2.3
Thailand	2.1
Poland	2.0
Panama	2.0
Ireland	1.8
Kazakhstan	1.7
Qatar	1.6
United Kingdom	1.1
United States	1.0
United Arab Emirates	0.9
Netherlands	0.9
Hungary	0.8
Luxembourg	0.7
Trinidad and Tobago	0.5
British Virgin Islands	0.4
India	0.3
Germany	0.2
Bermuda	0.2
South Africa	0.1
Short-Term Investments	1.5
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of February 28, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$233,191,234	—	$233,191,234
Collateralized senior loans	—	249,418	—	249,418
Corporate bonds & notes	—	169,388,244	—	169,388,244
Warrants	—	319,125	—	319,125
Total long-term investments	—	$403,148,021	—	$403,148,021
Short-term investments†	—	5,955,964	—	5,955,964
Total investments	—	$409,103,985	—	$409,103,985
Other financial instruments:
Futures contracts	$149,075	—	—	$149,075
Forward foreign currency contracts	—	$30,086	—	30,086
Total other financial instruments	$149,075	$30,086	—	$179,161
Total	$149,075	$409,134,071	—	$409,283,146

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$182,614	—	$182,614
Interest rate swaps‡	—	9,776	—	9,776

Total	—	$192,390	—	$192,390

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund enters into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2011, the Fund held forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $192,390. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,061,446
Gross unrealized depreciation	(9,008,877)
Net unrealized appreciation	$25,052,569

At February 28, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	126	6/11	$14,850,831	$14,999,906	$149,075

At February 28, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
New Russian Ruble	JPMorgan Chase & Co.	61,109,400	$2,098,085	6/15/11	$30,086
Contracts to Sell:
Euro	JPMorgan Chase & Co.	10,216,000	14,095,273	3/15/11	(182,614)
Net unrealized loss on open forward foreign currency contracts					$(152,528)

At February 28, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Credit Suisse	$7,108,337	1/2/12	BRL-CDI	†	10.560%	—	$(44	)*
Credit Suisse	10,798,227	1/2/12	BRL-CDI	†	10.510%	—	(9,732	)*
Total	$17,906,564					—	$(9,776)

Notes to Schedule of Investments (unaudited) (continued)

‡  Percentage shown is an annual percentage rate.

* Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

† Based on the Overnight Brazilian Interbank Deposit Rate. As of  February 28, 2011, the Brazilian Interbank Deposit (CDI) rate was 11.15%.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$149,075	—			$(9,776)	$139,299
Foreign Exchange Contracts	—	—	$30,086	$(182,614)	—	(152,528)
Total	$149,075	—	$30,086	$(182,614)	$(9,776)	$(13,229)

During the period ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$15,480,084
Forward foreign currency contracts (to buy)	629,739
Forward foreign currency contracts (to sell)	10,226,585

Average notional balance
Interest rate swap contracts	$17,906,564

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: April 21, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: April 21, 2011